UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2007

ActivIdentity Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50223	45-0485038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6623 Dumbarton Circle, Fremont, California	94555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 574-0100

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 21, 2007, ActivIdentity Corporation amended Article V, Section 1 of the Company’s Bylaws to permit the issuance of uncertificated stock, as now required under Nasdaq Marketplace Rule 4350(l).

A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws of ActivIdentity Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ActivIdentity Corporation
(registrant)

Date: September 24, 2007	By:	/s/ Mark Lustig
Mark Lustig
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of ActivIdentity Corporation